                                                                    NEWS RELEASE

[YELLOW CORPORATION LETTERHEAD]

APRIL 21, 2003

FOR IMMEDIATE RELEASE

YELLOW CORPORATION REPORTS SOLID FIRST QUARTER EPS OF $.19

-- YELLOW TRANSPORTATION POSTS REVENUE GROWTH OF 17 PERCENT OVER FIRST QUARTER 2002
-- MERIDIAN IQ INCREASES REVENUE BY 43 PERCENT OVER FIRST QUARTER 2002 AND EXPANDS CUSTOMER BASE
-- EXACT EXPRESS, AN EXPEDITED SERVICE, GROWS REVENUE BY 60 PERCENT OVER FIRST QUARTER 2002


OVERLAND PARK, KAN. --- Yellow Corporation (NASDAQ: YELL) today reported first quarter 2003 income of $5.6 million, or $.19 per share, up substantially from about breakeven performance in the first quarter of 2002.

Yellow Corporation reported the following consolidated results for the first quarter of 2003:

- Operating revenue of $681 million, a 17.7% increase over $579 million in first quarter 2002
-    Operating income of $11.8 million compared to $2.7 million in first quarter
     2002

"Yellow Transportation and Meridian IQ are performing very solidly," said Bill Zollars, Chairman, President and CEO of Yellow Corporation. "The first quarter of 2003 included weather-related expenses of approximately $5.0 million, costs of about $4.0 million for an industry conference we host every other year and a benefit of about a million dollars from an insurance recovery. Even with the net impact of these first quarter items, we were able to generate substantial revenue and earnings growth. During the first quarter, underlying economic conditions remained steady."

"The growth in Exact Express highlights the effectiveness of our one-stop shopping strategy," Zollars continued. "When it comes to big shipments for business, our customers can rely on Yellow to manage their transportation needs whatever the mode, speed or destination."



YELLOW TRANSPORTATION

Yellow Transportation reported first quarter 2003 results as follows:

-    Revenue of $660 million, up 16.9% from $565 million in first quarter 2002
-    Operating income of $19.5 million, up from $6.7 million in first quarter
     2002
-    Operating ratio of 97.0% compared to 98.8% in first quarter 2002

"Yellow Transportation continues to excel at pricing discipline, cost management and service quality," said Zollars. "Maintaining the right balance between business volumes and pricing resulted in significant profit improvement."

Less-than-truckload (LTL) revenue per day was up 17.0% over the first quarter of 2002, primarily reflecting a 9.2% increase in LTL tonnage per day and a 7.1% improvement in LTL revenue per hundred weight. First quarter 2003 business volumes benefited primarily from the September 2002 closure of a significant competitor and the continued penetration of premium services.

Yellow Corporation 2003 First Quarter Financial Results // Page Two



MERIDIAN IQ

Meridian IQ, entering its second year of operations, reported the following first quarter 2003 results:

-    Operating revenue of $22 million, up 43% over $15 million in first quarter
     2002
- Operating loss of $.9 million compared to a $1.5 million loss in first quarter 2002


"Meridian IQ continues to show significant growth in a challenging economic environment," said Zollars. "Signing 12 new contracts during the first quarter, which brings our total contractual customers to over 160, demonstrates the value of our transportation management solutions."



OUTLOOK

"As a result of the strong performance of Yellow Transportation and Meridian IQ, we remain comfortable with our full year 2003 guidance of $2.25 to $2.35 per share, and expect the second quarter to be between $.50 and $.60 per share," Zollars stated. "We are assuming that current economic activity continues throughout 2003. However, due to our significant operating leverage, we are well positioned to take advantage of improved economic conditions when they occur."



REVIEW OF FINANCIAL RESULTS

A teleconference review of Yellow Corporation first quarter 2003 financial results has been scheduled for Tuesday, April 22, 2003, beginning at 9:30 a.m. Eastern, 8:30 a.m. Central. Hosting the conference call will be: Bill Zollars, Chairman, President and CEO of Yellow Corporation; Don Barger, CFO of Yellow Corporation; James Welch, President of Yellow Transportation; and Jim Ritchie, President of Meridian IQ.


To participate, please dial 1-888-609-3912 and allow five to ten minutes prior to the start of the call. The conference call will be webcast live via StreetEvents at www.streetevents.com and via the Yellow Corporation Internet site www.yellowcorp.com. An audio playback will be available until April 30, 2003 by calling 1-800-642-1687 then dialing the access code 9321653. In addition, an audio playback will be available for 30 days via the StreetEvents and Yellow Corporation web sites.

Yellow Corporation 2003 First Quarter Financial Results // Page Three




This news release (and oral statements made regarding the subjects of this release, including on the conference call announced herein) contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "believe," "intend," and similar expressions are intended to identify forward-looking statements. It is important to note that the company's actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including (without limitation), labor relations, inclement weather, price and availability of fuel, competitor pricing activity, expense volatility, changes in and customer acceptance of new technology and a downturn in general or regional economic activity.


Yellow Corporation is a holding company that through wholly owned operating subsidiaries offers its customers a wide range of asset and non-asset based transportation services integrated by technology. Its largest subsidiary, Yellow Transportation, offers a full range of regional, national and international services for the movement of industrial, commercial and retail goods. Meridian IQ is a non-asset global transportation management company that plans and coordinates the movement of goods worldwide. Yellow Technologies provides innovative technology solutions and services exclusively for Yellow Corporation companies. Headquartered in Overland Park, Kansas, Yellow Corporation employs approximately 23,000 people.





Analyst Contact:           Stephen Bruffett
                           Yellow Corporation
                           913-696-6108
                           steve.bruffett@yellowcorp.com

Media Contact:             Suzanne Dawson
                           Linden Alschuler & Kaplan
                           212-329-1420
                           sdawson@lakpr.com

                           CONSOLIDATED BALANCE SHEETS
                       Yellow Corporation and Subsidiaries
                  (Amounts in thousands except per share data)
                                   (Unaudited)


                                                             March 31,         December 31,
                                                               2003               2002
                                                            -----------        -----------
ASSETS

CURRENT ASSETS:
      Cash and cash equivalents                             $    23,336        $    28,714
      Accounts receivable                                       324,900            327,913
      Prepaid expenses and other                                 52,921             68,726
                                                            -----------        -----------
           Total current assets                                 401,157            425,353
                                                            -----------        -----------

      Property and equipment, net of accumulated
           depreciation of $1,122,794 and $1,114,120            570,336            564,976
      Goodwill and other assets                                  54,156             52,656
                                                            -----------        -----------
           Total assets                                     $ 1,025,649        $ 1,042,985
                                                            ===========        ===========


LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
      Accounts payable                                      $    77,913        $   114,989
      Wages, vacations, and employees' benefits                 166,449            159,998
      Other current and accrued liabilities                     102,469            101,111
      ABS borrowings                                             50,000             50,000
      Current maturities of long-term debt                       35,260             24,261
                                                            -----------        -----------
           Total current liabilities                            432,091            450,359
                                                            -----------        -----------

OTHER LIABILITIES:
      Long-term debt, less current portion                       39,004             50,024
      Claims and other liabilities                              187,913            182,644
                                                            -----------        -----------
           Total other liabilities                              226,917            232,668
                                                            -----------        -----------

SHAREHOLDERS' EQUITY:
      Common stock, $1 par value per share                       31,828             31,825
      Capital surplus                                            80,654             80,610
      Retained earnings                                         331,100            325,474
      Accumulated other comprehensive loss                      (34,707)           (35,596)
      Unamortized restricted stock awards                          (932)            (1,053)
      Treasury stock, at cost (2,244 shares)                    (41,302)           (41,302)
                                                            -----------        -----------
           Total shareholders' equity                           366,641            359,958
                                                            -----------        -----------
           Total liabilities and shareholders' equity       $ 1,025,649        $ 1,042,985
                                                            ===========        ===========

                      STATEMENTS OF CONSOLIDATED OPERATIONS
                       Yellow Corporation and Subsidiaries
                       For the Three Months Ended March 31
                  (Amounts in thousands except per share data)
                                   (Unaudited)

                                                       2003             2002
                                                     ---------        ---------

OPERATING REVENUE                                    $ 681,093        $ 578,802
                                                     ---------        ---------

OPERATING EXPENSES:
      Salaries, wages and benefits                     438,748          390,239
      Operating expenses and supplies                  109,943           81,068
      Operating taxes and licenses                      19,767           18,379
      Claims and insurance                              12,724           13,580
      Depreciation and amortization                     20,268           18,929
      Purchased transportation                          67,873           53,246
      Losses on property disposals, net                     11              468
      Spin-off and reorganization charges                    -              236
                                                     ---------        ---------
            Total operating expenses                   669,334          576,145
                                                     ---------        ---------
OPERATING INCOME                                        11,759            2,657
                                                     ---------        ---------

NONOPERATING (INCOME) EXPENSES:
      Interest expense                                   2,646            2,310
      ABS facility charges                                   -              754
      Other, net                                           (93)            (158)
                                                     ---------        ---------
            Nonoperating expenses, net                   2,553            2,906
                                                     ---------        ---------
INCOME (LOSS) FROM CONTINUING OPERATIONS
      BEFORE INCOME TAXES                                9,206             (249)
INCOME TAX PROVISION (BENEFIT)                           3,580             (102)
                                                     ---------        ---------
INCOME (LOSS) FROM CONTINUING OPERATIONS                 5,626             (147)
Loss from discontinued operations, net                       -          (72,889)
                                                     ---------        ---------
NET INCOME (LOSS)                                    $   5,626        $ (73,036)
                                                     =========        =========
AVERAGE SHARES OUTSTANDING-BASIC                        29,583           24,934
                                                     =========        =========
AVERAGE SHARES OUTSTANDING-DILUTED                      29,818           25,259
                                                     =========        =========
BASIC EARNINGS (LOSS) PER SHARE:
      Income (loss) from continuing operations       $    0.19        $   (0.01)
      Loss from discontinued operations                      -            (2.92)
                                                     ---------        ---------
      Net income (loss)                              $    0.19        $   (2.93)
                                                     ---------        ---------
DILUTED EARNINGS (LOSS) PER SHARE:
      Income (loss) from continuing operations       $    0.19        $   (0.01)
      Loss from discontinued operations                      -            (2.88)
                                                     ---------        ---------
      Net income (loss)                              $    0.19        $   (2.89)
                                                     ---------        ---------

                     STATEMENTS OF CONSOLIDATED CASH FLOWS
                      Yellow Corporation and Subsidiaries
                      For the Three Months Ended March 31
                             (Amounts in thousands)
                                   (Unaudited)


                                                                            2003            2002
                                                                          --------        --------
OPERATING ACTIVITIES:
      Net income (loss)                                                   $  5,626        $(73,036)
      Noncash items included in net income (loss):
          Depreciation and amortization                                     20,268          18,929
          Loss from discontinued operations                                      -          72,889
          Losses on property disposals, net                                     11             468
      Changes in assets and liabilities, net:
          Accounts receivable                                                3,013         (19,212)
          Accounts receivable securitizations                                    -          30,500
          Accounts payable                                                 (37,076)        (27,299)
          Other working capital items                                       23,594          42,675
          Claims and other                                                   5,183           3,028
          Other                                                               (564)          2,188
      Net change in operating activities of discontinued operations              -          (3,050)
                                                                          --------        --------
          Net cash from operating activities                                20,055          48,080
                                                                          --------        --------

INVESTING ACTIVITIES:
      Acquisition of property and equipment                                (26,141)        (25,380)
      Proceeds from disposal of property and equipment                         691            (580)
      Net capital expenditures of discontinued operations                        -          (1,275)
                                                                          --------        --------
          Net cash used in investing activities                            (25,450)        (27,235)
                                                                          --------        --------

FINANCING ACTIVITIES:
      Decrease in long-term debt                                               (21)        (25,418)
      ABS borrowings, net                                                        -               -
      Proceeds from stock options and other, net                                38           2,039
                                                                          --------        --------
          Net cash provided by (used in) financing activities                   17         (23,379)
                                                                          --------        --------
NET DECREASE IN CASH AND CASH EQUIVALENTS                                   (5,378)         (2,534)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                              28,714          19,214
                                                                          --------        --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                  $ 23,336        $ 16,680
                                                                          ========        ========

                       SUPPLEMENTAL FINANCIAL INFORMATION
                       Yellow Corporation and Subsidiaries
                       For the Three Months Ended March 31
                  (Amounts in thousands except per share data)
                                   (Unaudited)

                                                                               2003               2002            %
                                                                         -------------------------------------------------
Operating revenue:
     Yellow Transportation                                                      $ 660,125          $ 564,643         16.9
     Meridian IQ                                                                   22,083             15,402         43.4
     Corporate/Other                                                               (1,115)            (1,243)        10.3
                                                                                   -------            -------
Consolidated                                                                      681,093            578,802         17.7

Operating income:
     Yellow Transportation                                                         19,500              6,662        192.7
     Meridian IQ                                                                     (893)            (1,515)        41.1
     Corporate/Other                                                               (6,848) (1)        (2,490)      (175.0)
                                                                                ---------          ---------
Consolidated                                                                       11,759              2,657        342.6

Losses on property disposals and spin-off and reorganization charges:
     Yellow Transportation                                                             12                571
     Meridian IQ                                                                        -                 81
     Corporate/Other                                                                   (1)                52
                                                                                ---------          ---------
Consolidated                                                                           11                704

Operating income excluding property disposals, spin-off and reorganization charges (2):
     Yellow Transportation                                                         19,512              7,233        169.8
     Meridian IQ                                                                     (893)            (1,434)        37.7
     Corporate/Other                                                               (6,849)            (2,438)      (180.9)
                                                                                ---------          ---------
Consolidated                                                                       11,770              3,361        250.2

Operating ratio:
     Yellow Transportation                                                          97.0%              98.8%
     Consolidated                                                                   98.3%              99.5%

Operating ratio excluding property disposals, spin-off and reorganization charges:
     Yellow Transportation                                                          97.0%              98.7%
     Consolidated                                                                   98.3%              99.4%

Diluted EPS from continuing operations                                             $ 0.19            $ (0.01)
Diluted EPS from property disposals, spin-off and
     reorganization charges                                                             -               0.02
                                                                                ---------          ---------
Diluted EPS from continuing operations excluding
     property disposals, spin-off and reorganization charges                         0.19               0.01

Pro forma stock option expense (after tax) (3)                                        549                360
Pro forma stock option impact on diluted EPS from
     continuing operations                                                          (0.02)             (0.01)


(1) Includes approximately $4 million for an industry conference that Yellow Corporation hosts every other year.
(2) Management does not consider these items a component of recurring operations and excludes them when evaluating operating income.
(3) The fair value in accordance with SFAS 123, Accounting for Stock-Based Compensation, not reflected in income.

                             STATISTICAL INFORMATION
                           Yellow Transportation, Inc.
                       For the Three Months Ended March 31
                   (Amounts in thousands except per unit data)



                                                        Three Months                          Amount/Workday
                                                -----------------------------          -----------------------------
                                                     2003          2002           %        2003           2002          %
                                                ------------------------------------------------------------------------------
Workdays                                                                                          63             63

Revenue:
     LTL                                               616,006       526,654      17.0       9,777.9        8,359.6      17.0
     TL                                                 44,289        40,469       9.4         703.0          642.4       9.4
                                                     ---------     ---------               ---------      ---------
     Subtotal - pickup basis                           660,295       567,123      16.4      10,480.9        9,002.0      16.4
     Revenue recognition adjustment                       (170)       (2,480)    (93.1)         (2.7)         (39.4)    (93.1)
                                                     ---------     ---------               ---------      ---------
     Total - as reported                               660,125       564,643      16.9      10,478.2        8,962.6      16.9

Tonnage - pickup basis:
     LTL                                                 1,529         1,401       9.2         24.27          22.23       9.2
     TL                                                    277           267       3.7          4.40           4.24       3.7
     Total                                               1,806         1,668       8.3         28.67          26.47       8.3

Shipments - pickup basis:
     LTL                                                 3,119         2,814      10.9         49.51          44.66      10.9
     TL                                                     38            37       3.2          0.60           0.59       3.1
     Total                                               3,157         2,851      10.8         50.11          45.25      10.8

Revenue/cwt. - pickup basis:
     LTL                                                 20.14         18.80       7.1
     TL                                                   7.99          7.57       5.5
     Total                                               18.28         17.00       7.5

Revenue/cwt. - pickup basis:
  (excluding fuel surcharge)
     LTL                                                 19.35         18.66       3.7
     TL                                                   7.72          7.53       2.5
     Total                                               17.57         16.88       4.1

Revenue/shipment - pickup basis:
     LTL                                                197.50        187.17       5.5
     TL                                               1,165.47      1,098.84       6.1
     Total                                              209.15        198.95       5.1